SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING ALTERNATIVE FUNDS
ALLSPRING INTERNATIONAL AND GLOBAL EQUITY FUNDS
ALLSPRING MULTI-ASSET FUNDS
ALLSPRING MUNICIPAL FIXED INCOME FUNDS
ALLSPRING SPECIALTY FUNDS
ALLSPRING TAXABLE FIXED INCOME FUNDS
ALLSPRING U.S. EQUITY FUNDS
(each a “Fund”, and together the “Funds”)

Effective September 12, 2025, the following is added to the section entitled “Additional Purchase and Redemption Information” in each Fund’s SAI:

Waiver of Institutional Class Eligibility Requirements for Former Administrator Class Shareholders. Former Administrator Class shareholders who received Institutional Class shares as a result of a share class conversion and who do not otherwise meet the eligibility criteria for Institutional Class as set out in the applicable Fund’s prospectus may make additional purchases of Institutional Class shares of such Fund provided that the shareholder’s account remains open at their financial intermediary. Such intermediary may or may not charge transaction fees.

September 12, 2025